                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 SCHEDULE 14A
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [_]

Check the appropriate box:
[_] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to (S)240.14a-12

                         CAREER EDUCATION CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)
Payment of filing fee (Check the appropriate box):
[X] No fee required
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

    2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

    4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

    5)  Total fee paid:

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[_]   Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

--------------------------------------------------------------------------------

    2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

    3)  Filing Party:

--------------------------------------------------------------------------------

    4)  Date Filed:

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



                     [Logo of Career Education Corporation]

                          CAREER EDUCATION CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS

                                  May 11, 2001

                               ----------------

                           NOTICE AND PROXY STATEMENT

                    [Logo of Career Education Corporation]

                                 April 6, 2001

Dear Stockholder:

   On behalf of the Board of Directors, I cordially invite you to attend the 2001 Annual Meeting of Stockholders of Career Education Corporation to be held at our offices, 2895 Greenspoint Parkway, Suite 600, Hoffman Estates, Illinois, on May 11, 2001 at 1:00 p.m., local time. The formal notice of the Annual Meeting appears on the following page.

   The attached Notice of Annual Meeting and Proxy Statement describe the matters that we expect to be acted upon at the Annual Meeting. During the Annual Meeting, stockholders will view a presentation by CEC and have the opportunity to ask questions.

   Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. Regardless of the number of shares you own, please sign and date the enclosed proxy card and promptly return it to us in the enclosed postage paid envelope. If you sign and return your proxy card without specifying your choices, your shares will be voted in accordance with the recommendations of the Board of Directors contained in the Proxy Statement.

   We look forward to seeing you on May 11, 2001 and urge you to return your proxy card as soon as possible.

                                        Sincerely,

                                        JOHN M. LARSON
                                        Chairman of the Board, President and
                                        Chief Executive Officer

                    [Logo of Career Education Corporation]

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 11, 2001

                               ----------------

To the Stockholders of Career Education Corporation:

   The Annual Meeting of Stockholders of Career Education Corporation will be held at 1:00 p.m., local time, on May 11, 2001, at our offices, 2895 Greenspoint Parkway, Suite 600, Hoffman Estates, Illinois, for the following purposes:

  (1) To elect two Class III directors to CEC's Board of Directors;

  (2) To approve an amendment to CEC's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 to 150,000,000 shares;

  (3) To ratify the appointment by the Board of Directors of Arthur Andersen LLP as the independent auditors of CEC's financial statements for the year ended December 31, 2001; and

  (4) To transact such other business as may properly come before the meeting or any adjournments thereof.

   The Board of Directors has fixed the close of business on March 15, 2001 as the record date for determining stockholders entitled to notice of, and to vote at, the meeting.

                                          By order of the Board of Directors,

                                          PATRICK K. PESCH
                                          Senior Vice President, Chief
                                          Financial Officer, Treasurer and
                                          Secretary

Hoffman Estates, Illinois
April 6, 2001

All stockholders are urged to attend the meeting in person or by proxy. Whether or not you expect to be present at the meeting, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed postage paid envelope furnished for that purpose.

                         Career Education Corporation
                           2895 Greenspoint Parkway
                                   Suite 600
                       Hoffman Estates, Illinois  60195
                                (847) 781-3600



                                PROXY STATEMENT



     The accompanying proxy is solicited by the Board of Directors of Career Education Corporation, a Delaware corporation, for use at the Annual Meeting of Stockholders to be held at 1:00 p.m., Chicago time, Friday, May 11, 2001, at our offices, 2895 Greenspoint Parkway, Suite 600, Hoffman Estates, Illinois, and any adjournments thereof. This Proxy Statement and accompanying form of proxy were first released to stockholders on or about April 6, 2001.

     Record Date and Outstanding Shares -- The Board of Directors has fixed the close of business on March 15, 2001, as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. As of the Record Date, CEC had outstanding 21,742,303 shares of Common Stock, par value $0.01 per share (the "Common Stock"). Each of the outstanding shares of Common Stock is entitled to one vote on all matters to come before the Annual Meeting.

     Voting of Proxies -- John M. Larson and Patrick K. Pesch, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board of Directors to serve in such capacity. Messrs. Larson and Pesch are directors and officers of CEC. Each executed and returned proxy will be voted in accordance with the directions indicated thereon, or if no direction is indicated, such proxy will be voted in accordance with the recommendations of the Board of Directors contained in this Proxy Statement. Each stockholder giving a proxy has the power to revoke it at any time before the shares it represents are voted. Revocation of a proxy is effective upon receipt by the Secretary of CEC of either (i) an instrument revoking the proxy or (ii) a duly executed proxy bearing a later date. Additionally, a stockholder may change or revoke a previously executed proxy by voting in person at the Annual Meeting.

     Required Vote -- A plurality of the shares of Common Stock voted in person or by proxy is required to elect the nominees for directors. The affirmative vote of a majority of the shares of Common Stock represented in person or by proxy is required to (i) approve an amendment to CEC's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 to 150,000,000 shares and (ii) ratify the appointment by the Board of Directors of Arthur Andersen LLP as the independent auditors of CEC's financial statements for the year ended December 31, 2001. Each stockholder will be entitled to vote the number of shares of Common Stock held as of the Record Date by such stockholder for the number of directors to be elected. Stockholders will not be allowed to cumulate their votes in the election of directors.

     Quorum; Abstentions and Broker Non-Votes -- The required quorum for transaction of business at the Annual Meeting will be a majority of the shares issued and outstanding as of the Record Date. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. The election inspectors will treat abstentions and broker non-votes as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

     Stockholder List -- A list of stockholders entitled to vote at the Annual Meeting, arranged in alphabetical order, showing the address of, and number of shares registered in the name of, each stockholder, will be open to the examination of any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours, commencing May 1, 2001 and continuing through the date of the Annual Meeting, at the principal offices of CEC, 2895 Greenspoint Parkway, Suite 600, Hoffman Estates, Illinois 60195.

     Summary Annual Report to Stockholders -- CEC's Form 10-K and Summary Annual Report to Stockholders for the year ended December 31, 2000, containing financial and other information pertaining to CEC, are being furnished to stockholders with this Proxy Statement.


                                  PROPOSAL 1
                             ELECTION OF DIRECTORS

     CEC's Board of Directors consists of six directors. Article V of CEC's Amended and Restated Certificate of Incorporation provides that the Board of Directors shall be classified with respect to the terms for which its members shall hold office by dividing the members into three classes. At the Annual Meeting, two Class III directors will be elected, each for a term of three years expiring at CEC's 2004 Annual Meeting of Stockholders. Both of the nominees are presently serving as directors of CEC. The Board of Directors recommends that the stockholders vote in favor of the election of the nominees named in this Proxy Statement to serve as directors of CEC. See "Nominees" below.

     The four directors whose terms of office do not expire in 2001 will continue to serve after the Annual Meeting until such time as their respective terms of office expire or their successors are duly elected and qualified. See "Other Directors" below.

     If at the time of the Annual Meeting any of the nominees should be unable or decline to serve, the persons named as proxies on the proxy card will vote for such substitute nominee or nominees as the Board of Directors recommends, or vote to allow the vacancy created thereby to remain open until filled by the Board of Directors, as the Board of Directors recommends. The Board of Directors has no reason to believe that either nominee will be unable or decline to serve as a director if elected.

                                   NOMINEES

     The names of the nominees for the office of director, together with certain information concerning such nominees, are set forth below:

                                                                         Served as
        Name            Age          Position With Company             Director Since
---------------------   ----  ------------------------------------  -------------------
Thomas B. Lally(1)(2).   57   Director                                      1998
John M. Larson(3).....   49   Chairman of the Board, President,             1994
                              Chief Executive Officer and Director

__________________
(1)  Member of the Compensation Committee.
(2)  Member of the Audit Committee.
(3)  Member of the Executive Committee.

     Thomas B. Lally has been a Director of CEC since January 1998. Mr. Lally was originally designated to be a director by Heller Equity Capital Corporation ("Heller"). He has been the President of Heller since August 1995 and an Executive Vice President of Heller Financial, Inc. ("HFI"), the parent of Heller, since August 1974, with direct responsibility for the asset quality oversight of HFI's portfolio of loan and equity investments. Mr. Lally joined HFI in 1974.

     John M. Larson has served as President, Chief Executive Officer and a Director of CEC since its inception in January 1994 and as Chairman of the Board since January 24, 2000. From July 1993 until CEC's formation, Mr. Larson served as a consultant to Heller, working with Heller to establish CEC. From January through May 1993, Mr. Larson served as the Eastern Regional Operating Manager of Educational Medical, Inc., a provider of career-oriented post-secondary education. From 1989 until 1993, Mr. Larson served as the Senior Vice President of College Operations of Phillips Colleges, Inc., overseeing a nationwide system of 58 schools, which offered a wide range of academic programs. From March through September 1989, he served as Senior Vice President of Operations for the Geneva Companies, a mergers and acquisitions firm. From 1980 to 1989, Mr. Larson was Vice President of Marketing at National Education Centers, Inc., a subsidiary of National Education Corporation, where he managed the entire admissions program, including marketing and advertising efforts, with a team of approximately 500 employees. Mr. Larson has also served in marketing positions with DeVry Inc., at its Chicago and Kansas City campuses. Mr. Larson received a Bachelor's of Science in Business Administration from the University of California at Berkeley and has completed the Executive Management Program at Stanford University. In 2000, Mr. Larson was named the Ernst & Young Entrepreneur of the Year for the Illinois and Northwestern Indiana region in the service category.

     The Board of Directors recommends that stockholders vote FOR both of the nominees for election as Class III Directors.

                                OTHER DIRECTORS

     The following persons will continue to serve as directors of CEC after the Annual Meeting until their terms of office expire (as indicated below) or until their successors are elected and qualified.

                                                                                      Served as             Term
           Name              Age              Position with Company                Director Since          Expires
--------------------------   ----    ---------------------------------------   -----------------------    ---------
Robert E. Dowdell(1)(2)(3).    55    Director                                           1994                 2002
Wallace O. Laub(1).........    76    Director                                           1994                 2003
Keith K. Ogata(2)(3).......    46    Director                                           1998                 2003
Patrick K. Pesch(3)........    44    Senior Vice President, Chief Financial             1995                 2002
                                     Officer, Treasurer, Secretary and Director

__________________
(1)  Member of the Compensation Committee.
(2)  Member of the Audit Committee.
(3)  Member of the Executive Committee.

     Robert E. Dowdell has been a Director of CEC since its inception in January 1994. From 1989 to present, Mr. Dowdell has served as Chief Executive Officer and as a director of Marshall & Swift, L.P., a database software company. Mr. Dowdell is also the general partner of LaQuinta Springs, L.P., a real estate investment company, and is a managing member of Hemet 99 LLC, a real estate investment company.

     Wallace O. Laub has been a Director of CEC since October 1994. Mr. Laub was a co-founder of National Education Corporation, Inc., where he served as Executive Vice President and director from 1955 to 1993. From 1981 to 1990, Mr. Laub served as a director of the Distance Education Training Council, a trade association and accrediting agency for distance education companies. Mr. Laub is now retired.

     Keith K. Ogata has been a Director of CEC since January 1998. Mr. Ogata is currently president of, and a private investor in, 3-K Financial Corporation, a private investment company. From 1996 to 1998, Mr. Ogata served as President of National Education Centers, Inc., a subsidiary of National Education Corporation. From 1990 to 1998, he served as Vice President, Chief Financial Officer and Treasurer of National Education Corporation, with responsibility for finance, accounting, treasury, tax, mergers and acquisitions, human resources, investor and public relations and information systems.

     Patrick K. Pesch has served as Senior Vice President, Chief Financial Officer, Treasurer and Secretary of CEC since October 1999 and has been a Director of CEC since 1995. From 1992 until joining CEC, Mr. Pesch served as a Senior Vice President of HFI and also as an officer of Heller, managing a portfolio of loan and equity investments. Mr. Pesch joined HFI in 1985 as head of the internal audit function and served in a number of positions, including senior credit officer for Heller Corporate Finance. Previously, he was an audit manager with Arthur Young & Company (currently Ernst & Young). Mr. Pesch received a Bachelor of Science of Commerce degree from DePaul University and is a certified public accountant.

     Arrangements for Nomination as Director -- Mr. Lally was originally designated to the Board of Directors pursuant to an agreement with Heller.
Under the agreement, Heller is entitled to designate two directors as long as it owns at least 25% of CEC's capital stock. The number of directors that Heller is entitled to designate is reduced to one if Heller no longer owns 25% of CEC's capital stock, and the agreement terminates when Heller no longer owns at least 10% of CEC's capital stock. In November 2000, Heller ceased to own 10% of CEC's capital stock and accordingly, the agreement terminated.

     Director Compensation -- During 2000, each director of CEC who was not an employee or consultant of CEC (the "Outside Directors") was paid an annual fee of $6,000 for their services as directors and was paid $1,000 for each Board of Directors meeting attended and $500 for each Board Committee meeting attended. In addition, each Outside Director was granted stock options, pursuant to the Career Education Corporation 1998 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"), to purchase 6,000 shares (12,000 shares after giving effect to the August 2000 stock split) of Common Stock at the fair market value of the Common Stock, as determined by a committee appointed by the Board of Directors, on May 12, 2000, the date of last year's annual stockholders meeting. Each Outside Director will also be granted an option, pursuant to the Directors' Plan, to purchase 12,000 shares of Common Stock on the date of each regular annual stockholders meeting thereafter if such director is elected at such meeting to serve as a non-employee director or continues to serve as a non-employee director. One-third of the options granted to Outside Directors under the Directors' Plan vest on the grant date and on each of the first two anniversaries of the grant date. All options granted under the Directors' Plan to Outside Directors are exercisable for ten years. All Outside Directors are also reimbursed for their reasonable out-of-pocket expenses incurred in attending Board of Directors and Committee meetings.

     Meetings -- During the year ended December 31, 2000, the Board of Directors held six (6) formal meetings. Each director attended at least 75% of the aggregate number of Board of Directors meetings held and the total number of Committee meetings on which he served that were held during 2000.

     Committees of the Board of Directors -- The Board of Directors has established an Audit Committee and a Compensation Committee, each comprised entirely of Outside Directors, and an Executive Committee. The members of the Audit Committee are Messrs. Ogata (Chairman), Dowdell and Lally. The members of the Compensation Committee are Messrs. Dowdell (Chairman), Lally and Laub. The members of the Executive Committee are Messrs. Larson (Chairman), Dowdell, Ogata and Pesch. CEC does not have a standing nominating committee.

     The Audit Committee generally has responsibility for recommending independent auditors to the Board of Directors for selection, reviewing the plan and scope of the annual audit, reviewing CEC's audit and control functions, reporting to the full Board of Directors regarding all of the foregoing and carrying out the other responsibilities set forth in its charter, a copy of which is attached to this Proxy Statement as Exhibit A. During the year ended December 31, 2000, the Audit Committee held four (4) formal meetings. See "Report of the Audit Committee of the Board of Directors."

     The Compensation Committee generally has responsibility for recommending to the Board of Directors guidelines and standards relating to the determination of executive compensation, reviewing CEC's executive compensation policies and reporting to the Board of Directors regarding the foregoing. The Compensation Committee also has responsibility for administering the stock option plans, determining the number of options to be granted to CEC's employees and consultants pursuant to the plans, determining the number of options to be granted to our executive officers pursuant to such plans and reporting to the Board of Directors regarding the foregoing. During the year ended December 31, 2000, the Compensation Committee held six (6) formal meetings. See "Report of the Compensation Committee of the Board of Directors."

     The Executive Committee may exercise the powers of the Board of Directors in the management of the business and affairs of CEC in the intervals between meetings of the full Board of Directors. During the year ended December 31, 2000, the Executive Committee held one (1) formal meeting.

                              EXECUTIVE OFFICERS

     Set forth below is a table identifying the executive officers of CEC who are not identified in the tables entitled "Election of Directors - Nominees" or "- Other Directors."

Name               Age               Position
-----------------  ---  ----------------------------------
Nick Fluge.......   49  Senior Vice President - Operations
Jacob P. Gruver..   46  Senior Vice President - Operations

     The Board of Directors elects officers annually and such officers serve at the discretion of the Board of Directors, subject, in the case of Mr. Larson, to the terms of his employment agreement. Mr. Larson is the only officer with an employment agreement with CEC. See "Executive Compensation -- Employment Agreements." There are no family relationships among any of the directors or officers of CEC.

     Section 16(a) Beneficial Ownership Reporting Compliance -- Section 16 of the Securities Exchange Act of 1934, as amended, requires CEC's officers (as defined under Section 16), directors and persons who beneficially own greater than 10% of a registered class of CEC's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Based solely on a review of the forms it has received and on written representations from certain reporting persons that no such forms were required for them, CEC believes that, during 2000 all Section 16 filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with by such persons, except that Mr. Laub inadvertently filed one untimely report with respect to one transaction.

                            EXECUTIVE COMPENSATION

     The following table provides information concerning the annual and long-term compensation for services in all capacities to CEC for the years ended December 31, 2000, 1999 and 1998 to our chief executive officer and our other executive officers (collectively, the "Named Officers").

                          Summary Compensation Table

                                                                         Long-Term
                                                                        Compensation
                                                                           Awards
                                                                      ----------------
                                              Annual Compensation        Securities       All other
                                            ------------------------     Underlying      compensation
Name and Principal Position           Year  Salary ($)  Bonus ($)(1)   Options (#)(2)       ($)(3)
----------------------------------    ----  ---------   ------------  ----------------   ------------
John M. Larson                        2000   $429,166     $676,875         250,000           $8,314
 Chairman of the Board, President     1999    379,167      412,977         310,000            7,711
 and Chief Executive Officer          1998    308,333      201,810         360,000(4)         7,659


Patrick K. Pesch(5)                   2000   $224,154     $210,000          60,000           $2,942
 Senior Vice President, Chief         1999     53,521      143,788          92,000               92
 Financial Officer, Treasurer and
 Secretary

Nick Fluge                            2000   $222,500     $210,000          60,000           $7,568
 Senior Vice President - Operations   1999    192,625      160,000          60,000            7,039

Jacob P. Gruver                       2000   $222,500     $210,000          60,000           $7,565
 Senior Vice President - Operations   1999    189,583      160,000         100,000            7,028

__________________
(1) Bonuses earned in respect of one year are paid during the next year. For example, the bonuses indicated as earned in respect of 2000 were paid in February 2001.

(2) All option amounts have been adjusted to reflect our 2-for-1 stock split effected in the form of a stock dividend in August 2000.

(3) Amounts reflect both (i) CEC's contribution made in the form of a match on amounts contributed by the Named Officers in CEC's 401(k) plan and
    (ii) insurance premiums paid for term life insurance, as for the years 2000, 1999 and 1998:

                      401(k) Matching Amounts               Term Life Insurance Premiums
                     ------------------------               ----------------------------
                        2000    1999    1998                    2000    1999    1998
                      ------  ------  ------                  ------  ------  ------
    Mr. Larson        $6,800  $6,400  $6,000                  $1,514  $1,311  $1,659
    Mr. Pesch          2,450     0      n/a                      492      92    n/a
    Mr. Fluge          6,800   6,400    n/a                      768     639    n/a
    Mr. Gruver         6,800   6,400    n/a                      765     626    n/a

(4) On February 8, 1999, 160,000 of these options were canceled and then reissued. The exercise price and vesting terms were not changed.

(5)  Mr. Pesch began his employment with CEC in September 1999.

                             Option Grants in 2000

     The following table contains information concerning the grant of stock options by us to our Named Officers during 2000.

                    Number of                                                           Potential Realizable Value at Assumed
                      Shares      Percentage of                                              Annual Rates of Stock Price
                    Underlying    Total Options                                            Appreciation for Option Term (3)
                     Options        Granted to       Exercise or                     -------------------------------------------
                     Granted       Employees in      Base Price        Expiration
      Name          (#) (1)(2)     Fiscal Year        ($/Sh)(2)           Date            5% ($)                10% ($)
-----------------  ------------  ----------------  ---------------   --------------  -----------------   ----------------------
John M. Larson        250,000         33.0%            $24.00            6/27/10        $3,773,368             $9,562,455

Patrick K. Pesch       60,000          7.9%            $24.00            6/27/10        $  905,608             $2,294,989

Nick Fluge             60,000          7.9%            $24.00            6/27/10        $  905,608             $2,294,989

Jacob P. Gruver        60,000          7.9%            $24.00            6/27/10        $  905,608             $2,294,989

__________________
(1) These options were granted under the Career Education Corporation 1998 Employee Incentive Compensation Plan (the "Employee Incentive Compensation Plan") and each of these options is a non-qualified stock option and vests in four equal annual installments on each of the first four anniversaries of the grant date.

(2) All option amounts and exercise prices have been adjusted to reflect our 2-for-1 stock split effected in the form of a stock dividend in August 2000.

(3) Potential realizable value is presented net of the option exercise price, but before any federal or state income taxes associated with exercise, and is calculated assuming that the fair market value on the date of the grant appreciates at the indicated annual rates, compounded annually, for the term of the option. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Commission and do not represent our estimate or projection of future increases in the price of our Common Stock. Actual gains are dependent on the future performance of our Common Stock and the option holder's continued employment throughout the vesting periods. The amounts reflected in the table may not necessarily be achieved.

  Aggregated Option Exercises in 2000 and Year-End 2000 Option Values -- The following table provides information regarding each of the Named Officers' option exercises during 2000 and unexercised options at December 31, 2000.


      Aggregated Option Exercises in 2000 and Year-End 2000 Option Values

                                                                Number of                    Value of
                                                          Securities Underlying       Unexercised In-The-Money
                                                         Unexercised Options at            Options at
                       Shares acquired                      Year-End 2000(#)            Year-End 2000($)(2)
                              on            Value      --------------------------    --------------------------
       Name             Exercise(#)(1)   Realized($)   Exercisable  Unexercisable    Exercisable  Unexercisable
--------------------   ---------------   -----------   -----------  -------------    -----------  -------------
John M. Larson.....            101,000   $ 1,640,745       248,436        586,000    $ 7,251,711  $  12,226,250
Patrick K. Pesch...                  0   $         0        40,000        128,000    $ 1,073,000  $   2,633,500
Nick Fluge.........             15,798   $   196,116        29,950        139,440    $   778,452  $   2,965,999
Jacob P. Gruver....             20,000   $   166,161        45,837        199,333    $ 1,151,651  $   4,431,179

_______________

(1) All share amounts have been adjusted to reflect our 2-for-1 stock split effected in the form of a stock dividend in August 2000.
(2) The value per option is calculated by subtracting the exercise price per option from the closing price of the Common Stock on the Nasdaq National Market on December 29, 2000 of $39.125.

     Employment Agreements -- CEC and CEC Employee Group, LLC, a wholly-owned subsidiary of CEC, entered into an employment agreement dated August 1, 2000 with John M. Larson. The agreement terminates on December 31, 2003 but is automatically renewed for successive one year periods first on January 1, 2002 (extending the term to December 31, 2004) and on each succeeding January 1st thereafter, unless CEC or Mr. Larson provide written notice of termination. The agreement provides for an initial annual base salary of $450,000 plus bonus compensation based upon annual quantitative and qualitative performance targets as established by the Board of Directors. The agreement provides for the payment of two years salary and average bonus and a continuation of benefits for two years following Mr. Larson's termination of employment with us, other than termination by us for Cause or termination by Mr. Larson without Good Reason. The agreement also provides for the payment of three years salary and average bonus and a continuation of benefits for three years following Mr. Larson's termination of employment with us in anticipation of a change of control or after a change of control. In the event that any payment by CEC to Mr. Larson is subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), then Mr. Larson shall be entitled to receive an additional payment in an amount such that after payment by Mr. Larson of all applicable taxes, Mr. Larson retains an amount equal to the amount he would have retained had no excise tax been imposed. The agreement also prohibits Mr. Larson from disclosing confidential information and from engaging in activities competitive with CEC for a period which includes the term of his employment with CEC or service as one of CEC's directors and continues for two years thereafter. However, if Mr. Larson's employment with CEC is terminated by CEC in anticipation of a change of control or after a change of control and CEC pays three years salary and average bonus, the non-competition period extends to three years after the termination of employment.

                     REPORT OF THE COMPENSATION COMMITTEE
                           OF THE BOARD OF DIRECTORS

     The Compensation Committee of the Board of Directors (the "Compensation Committee"), which is composed entirely of Outside Directors, establishes CEC's compensation strategy and policies and determines the nature and amount of all compensation for CEC's executive officers. The objectives of the Board of Directors in determining the levels and components of executive and key employee compensation are to (i) attract, motivate and retain talented and dedicated executive officers and other key employees, (ii) provide executive officers and other key employees with both cash and equity incentives to further the interests of CEC and its stockholders and (iii) compensate executive officers and other key employees at levels comparable to those of other comparable companies. The Committee retained William M. Mercer, Incorporated to review its compensation program in 2000 to ensure that it (i) aligns compensation with responsibility, (ii) provides for a competitive sharing of future increases in stockholder value with key executives and employees and (iii) is consistent with CEC's strategic and financial goals. Generally, the compensation of all executive officers and other key employees is composed of a base salary plus targeted bonuses based upon achievement of specified goals. In addition, stock options are granted to provide the opportunity for compensation based upon the performance of the Common Stock over time.

     In determining the base salaries of the executive officers in 2000, the Board of Directors considered the performance of each executive, the nature of the executive's responsibilities, the salary levels of executives at comparable publicly-held companies and CEC's general compensation practices. Based on these criteria, Mr. Larson's base salary was increased from $400,000 to $450,000 effective June 1, 2000. The base salaries of each of Messrs. Fluge, Gruver and Pesch were increased from $215,000 to $245,000 in the fourth quarter of 2000. The base salaries of the executive officers are effective until changed at the discretion of the Compensation Committee.

     Discretionary bonuses for executive officers are directly tied to achievement of specified goals of CEC and are a function of the criteria which the Compensation Committee believes appropriately takes into account the specific areas of responsibility of the particular officer. Targets for discretionary bonuses are determined based on a percentage of the employee's base salary. Various executive officers and key employees were awarded cash bonuses in 2000 for their contributions. For 2000, the Compensation Committee paid bonuses of $676,875 to Mr. Larson and $210,000 to each of Messrs. Fluge, Gruver and Pesch.

     Periodically, the Compensation Committee also grants stock options to executive officers and other key employees in order to provide a long-term incentive, which is directly tied to the performance of CEC's Common Stock. These options provide an incentive to maximize stockholder value because they reward option holders only if stockholders also benefit. The exercise price of these stock options is the fair market value of the Common Stock on the date of grant. In general, the options vest in equal annual installments over a four year period beginning one year after the date of grant. Vesting periods are used to retain key employees and to emphasize the long-term aspect of contribution and performance. In making stock option grants to executives and other key employees, the Compensation Committee considers a number of factors, including the performance of such persons, achievement of specific delineated goals, the responsibilities and the relative position of such persons within CEC, review of compensation of executives and key employees in comparable companies and review of the number of stock options each such person currently possesses. In 2000, the Compensation Committee granted 250,000 stock options to Mr. Larson and 60,000 stock options to each of Messrs. Fluge, Gruver and Pesch. The number of options granted gives effect to our 2-for-1 stock split effected in the form of a stock dividend in August 2000.

Compliance with Section 162(m)

     The Compensation Committee currently intends for all compensation paid to the Named Officers to be tax deductible to CEC pursuant to Section 162(m) of the Code ("Section 162(m)"). Section 162(m) provides that compensation paid to the Named Officers in excess of $1,000,000 cannot be deducted by CEC for Federal income tax purposes unless, in general, such compensation is performance based, is established by a committee of independent directors, is objective and the plan or agreement providing for such performance based compensation has been approved in advance by stockholders. The Compensation Committee believes that the requirements of Section 162(m) are uncertain at this time and may arbitrarily impact CEC. In the future, the Compensation Committee may determine to adopt a compensation program that does not satisfy the conditions of Section 162(m) if in its judgment, after considering the additional costs of not satisfying Section 162(m), such program is appropriate.

                             COMPENSATION COMMITTEE
                             ----------------------
                          Robert E. Dowdell (Chairman)
                                Thomas B. Lally
                                Wallace O. Laub


          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Robert E. Dowdell, Thomas B. Lally and Wallace O. Laub served as members of the Compensation Committee during 2000.

     CEC entered into a Registration Rights Agreement with Heller, dated as of February 3, 1998. Under this agreement, Heller is entitled, subject to certain exceptions, to demand that CEC register shares of Common Stock held by Heller on up to three occasions and to cause CEC to register such shares in any registration by CEC on its own account or for the account of other security holders.

                         REPORT OF THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS

     The Board of Directors maintains an Audit Committee comprised of three of the Outside Directors. The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition satisfies the rule of the National Association of Securities Dealers, Inc. that governs audit committee composition, including the requirement that audit committee members all be independent directors.

     In accordance with its written charter adopted by the Board of Directors (set forth in Exhibit A to this Proxy Statement), the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

     (1) reviewed and discussed the audited financial statements with management;

     (2) discussed with Arthur Andersen LLP the material required to be discussed by Statement on Auditing Standards No. 61; and

     (3) reviewed the written disclosures and the letter from Arthur Andersen LLP required by the Independence Standards Board's Standard No. 1, and discussed with Arthur Andersen LLP any relationships that may impact their objectivity and independence.

     Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, as filed with the Commission.

                                AUDIT COMMITTEE
                                ---------------

                           Keith K. Ogata (Chairman)
                               Robert E. Dowdell
                                Thomas B. Lally

Audit Fees

     We have been billed a total of approximately $441,500 by Arthur Andersen LLP, our independent auditors, for professional services rendered for the audit of our annual financial statements for the fiscal year ended December 31, 2000 and the reviews of interim financial statements included in our quarterly reports on Form 10-Q for that fiscal year.

Financial Information Systems Design and Implementation Fees

     There were no fees billed by Arthur Andersen LLP for professional services rendered in connection with financial information systems design and implementation services during the fiscal year ended December 31, 2000.

All Other Fees

     We have been billed a total of approximately $956,475 for all other services rendered by Arthur Andersen LLP during the fiscal year ended December 31, 2000, that are not set forth above.

     The Audit Committee considered the effects that the provision of non-audit services may have on the auditors' independence.

                               PERFORMANCE GRAPH

     The following graph shows a comparison of cumulative total returns for CEC, the Russell 2000 Index and two indices of peer companies selected by CEC during the period commencing on January 28, 1998, the date of CEC's initial public offering, and ending on December 31, 2000. The comparison assumes $100 was invested on January 28, 1998 in the Common Stock, the Russell 2000 Index and the two indices of peer companies selected by CEC and assumes the reinvestment of all dividends, if any. The companies in the two peer groups, all of which are education companies, are weighted according to their market capitalization as of the end of each period for which a return is indicated. Included in the Peer Index-Prior are: Apollo Group Inc., Computer Learning Centers, Inc., DeVry Inc., Education Management Corporation, EduTrek International, Inc., ITT Educational Services, Inc., Strayer Education, Inc. and Whitman Education Group, Inc. During 2000, Quest Education Corporation ceased to be publicly traded and accordingly has been removed from the Peer Index-Prior. Included in the Peer Index-Current are: Apollo Group Inc., Corinthian Colleges, Inc., DeVry Inc., Education Management Corporation, Inc., ITT Educational Services, Inc., Strayer Education, Inc. and Whitman Education Group, Inc. The Peer Index-Current was deemed to be more representative of the industry in which CEC operates than was the Peer Index-Prior. However, in accordance with regulations promulgated by the Commission, the performance of CEC's Common Stock must also be compared to the Peer Index-Prior in the current year. The performance graph begins with CEC's initial public offering price of $8.00 per share (as adjusted to reflect the 2-for-1 stock split effected in the form of a stock dividend paid on August 25,
2000).



                Comparison of Cumulative Total Return Since IPO
            Career Education, Russell 2000 Index, and Peer Indices

                       [PERFORMANCE GRAPH APPEARS HERE]

-------------------------------------------------------------
                     1/28/98   12/31/98   12/31/99   12/31/00
-------------------------------------------------------------
CECO                  100.00    187.50     239.84     489.06
-------------------------------------------------------------
Russell 2000          100.00     98.45     117.77     112.82
-------------------------------------------------------------
Peer Index-Prior      100.00    121.46      70.30     146.67
-------------------------------------------------------------
Peer Index-Current    100.00    137.58      82.78     178.77
-------------------------------------------------------------

          SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

     The following table sets forth, as of March 31, 2001, certain information with respect to the beneficial ownership of the Common Stock by (i) each person known by CEC to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each Company director, (iii) each of the Named Officers and
(iv) all Company executive officers and directors as a group.

                                                     Number of Shares      Percent of Shares
               Name and Address                    Beneficially Owned(1)  Beneficially Owned
------------------------------------------------   ---------------------  ------------------
Baron Capital Group, Inc.(2)....................         1,681,500                 7.7%
Heller Equity Capital Corporation(3)............         1,187,514                 5.5
John M. Larson(4)...............................           287,306                 1.3
Patrick K. Pesch(5).............................            53,600                 *
Robert E. Dowdell(6)............................           166,966                 *
Nick Fluge(7)...................................             9,109                 *
Jacob P. Gruver(8)..............................            25,367                 *
Thomas B. Lally(9)..............................            38,000                 *
Wallace O. Laub(10).............................            54,636                 *
Keith K. Ogata(11)..............................            37,000                 *
All directors and executive officers as a group
 (8 persons)....................................           671,984                 3.0

__________________
* Denotes beneficial ownership less than one percent.
(1) Beneficial ownership is determined in accordance with the rules of the Commission. The number of shares beneficially owned by a person and the percentage ownership of that person includes shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of March 31, 2001.
(2) As reported on Schedule 13G/A filed with the Commission on February 16, 2001 jointly by Baron Capital Group, Inc., BAMCO, Inc., Baron Capital Management, Inc., Baron Small Cap Fund and Ronald Baron (collectively, the "Baron Entities"). According to the Schedule 13G/A: (i) Baron Capital Group, Inc. and Ronald Barron have shared voting and shared dispositive power with respect to 1,681,500 shares of Common Stock, (ii) BAMCO, Inc. and Baron Small Cap Fund have shared voting and shared dispositive power with respect to 1,646,500 shares of Common Stock and (iii) Baron Capital Management, Inc. has shared voting and shared dispositive power with respect to 35,000 shares of Common Stock. The address of each of the Baron Entities is (or, in the case of Ronald Baron, is c/o): 767 Fifth Avenue, New York, NY 10153.
(3) As reported on a Schedule 13D/A filed with the Commission on March 2, 2001 jointly by The Fuji Bank, Limited, Fuji America Holdings, Inc., HFI and Heller. According to the Schedule 13D/A, Heller has sole voting and sole dispositive power with respect to 1,187,514 shares of Common Stock. The address of Heller is 500 West Monroe Street, Chicago, Illinois 60661.
(4) Includes 256,042 shares of Common Stock which may be acquired by Mr. Larson upon the exercise of stock options which are currently exercisable or exercisable within 60 days of March 31, 2001.
(5) Includes 5,400 shares of Common Stock held by Mr. Pesch's individual retirement account, 2,200 shares of Common Stock held by Cathy Pesch's individual retirement account (Cathy Pesch is Mr. Pesch's spouse), 2,000 shares of Common Stock held in a joint account with Cathy Pesch and 44,000 shares of Common Stock which may be acquired upon the exercise of stock options which are currently exercisable or exercisable within 60 days of March 31, 2001.
(6) Includes 5,668 shares of Common Stock held by Mr. Dowdell, as Custodian for Brian M. Dowdell under the Uniform Transfers to Minors Act; 4,068 shares of Common Stock held by Mr. Dowdell, as Custodian for Sharon T. Dowdell under the Uniform Transfers to Minors Act; 36,000 shares of Common Stock held by Mr. Dowdell and Grace C. Dowdell, as Trustees under a Trust Agreement dated July 1, 1991; 73,960 shares of Common Stock held by RGD Partners, L.P. for whom Mr. Dowdell is general partner; and 12,000 shares of Common Stock which may be acquired by Mr. Dowdell upon the exercise of stock options which are currently exercisable or exercisable within 60 days of March 31, 2001.
(7) Includes 8,000 shares of Common Stock which may be acquired by Mr. Fluge upon the exercise of stock options which are currently exercisable or exercisable within 60 days of March 31, 2001.

(8) Includes 24,000 shares of Common Stock which may be acquired by Mr. Gruver upon the exercise of stock options which are currently exercisable or exercisable within 60 days of March 31, 2001.
(9) Includes 36,000 shares of Common Stock which may be acquired by Mr. Lally upon the exercise of stock options which are currently exercisable or exercisable within 60 days of March 31, 2001.
(10) Includes 36,000 shares of Common Stock which may be acquired by Mr. Laub upon the exercise of stock options which are currently exercisable or exercisable within 60 days of March 31, 2001.
(11) Includes 12,000 shares of Common Stock which may be acquired by Mr. Ogata upon the exercise of stock options which are currently exercisable or exercisable within 60 days of March 31, 2001.

                                   PROPOSAL 2
 AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE
           THE COMPANY'S NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

GENERAL

  The Company's Amended and Restated Certificate of Incorporation currently authorizes the issuance of 50,000,000 shares of Common Stock. In January 2001, the Board of Directors adopted a resolution proposing that the Amended and Restated Certificate of Incorporation be amended to increase the authorized number of shares of Common Stock to 150,000,000 shares, subject to stockholder approval of the amendment. No changes will be made to the number of authorized shares of the Company's Preferred Stock.

CURRENT USE OF SHARES

  As of March 31, 2001, the Company had 21,753,143 shares of Common Stock outstanding. In addition, as of such date, there were 206,668 shares reserved for issuance under the Directors' Plan, 1,536,382 shares reserved for issuance under the various employee stock option plans and 860,731 shares reserved for issuance under the Career Education Corporation 1998 Employee Stock Purchase Plan. Based upon the foregoing number of outstanding and reserved shares of Common Stock, the Company has 25,643,076 shares remaining available for other purposes.

PROPOSED AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

  The proposed amendment provides that subparagraph A of Article IV of the Amended and Restated Certificate of Incorporation be amended to read in its entirety as follows:

  "A.  Authorized Capital Stock.
       ------------------------

      Effective upon the filing of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, the Corporation shall have authority to issue the following classes of stock, in the number of shares and at the par value as indicated opposite the name of the class:

                                          NUMBER OF
                                           SHARES            PAR VALUE
                 CLASS                   AUTHORIZED          PER SHARE
     -----------------------------   -----------------   -----------------
              Common Stock              150,000,000            $0.01

              Preferred Stock            1,000,000             $0.01"

PURPOSE AND EFFECT OF THE PROPOSED AMENDMENT

  The Board of Directors believes that it is in the Company's best interest to increase the number of shares of Common Stock that the Company is authorized to issue in order to give the Company additional flexibility to maintain a reasonable stock price with future stock splits and stock dividends. For example, under the current Amended and Restated Certificate of Incorporation, the Board of Directors may not authorize future stock splits or declare additional stock dividends without first soliciting and obtaining stockholder approval if following such action the total number of shares of Common Stock outstanding and reserved for issuance would exceed 50,000,000 shares. Under the Amended and Restated Certificate of Amendment, as proposed to be amended, the Board of Directors would have the flexibility to authorize stock splits and declare stock dividends resulting in outstanding and reserved shares of Common Stock of up to 150,000,000 shares.

  The Board of Directors also believes that the availability of additional authorized but unissued shares of Common Stock will provide the Company with the flexibility to issue Common Stock for other corporate purposes which may be identified in the future, such as to raise equity capital, to make acquisitions through the use of stock, to establish strategic relationships with other companies, and to adopt additional employee benefit plans or reserve additional shares for issuance under such plans. The Board of Directors has no immediate plans, understandings, agreements or commitments to issue these additional shares of Common Stock for any purpose.

  The Board of Directors believes that the proposed increase in the authorized Common Stock will make available sufficient shares for use should the Company decide to use its shares for one or more of such previously mentioned purposes or otherwise. No additional action or authorization by the Company's stockholders would be necessary prior to the issuance of such additional shares, unless required by applicable law or the rules of any stock exchange or national securities association trading system on which the Common Stock is then listed or quoted.

  Under the Company's Amended and Restated Certificate of Incorporation, the Company's stockholders do not have preemptive rights with respect to Common Stock. Thus, should the Board of Directors elect to issue additional shares of Common Stock, existing stockholders would not have any preferential rights to purchase such shares. In addition, if the Board of Directors elects to issue additional shares of Common Stock, such issuance could have a dilutive effect on earnings per share, voting power, and share holdings of current stockholders.

  The proposed amendment to increase the authorized number of shares of Common Stock could, under certain circumstances, have an anti-takeover effect, although this is not the intention of this proposal. For example, in the event of a hostile attempt to take over control of the Company, it may be possible for the Company to endeavor to impede the attempt by issuing shares of the Common Stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost to acquire control of the Company. The Amendment therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempt, the proposed Amendment may limit the opportunity for the Company's stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed amendment may have the effect of permitting the Company's current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of the Company's business. However, the Board of Directors is not aware of any attempt to take control of the Company and the Board of Directors has not presented this proposal with the intent that it be utilized as a type of anti-takeover device.

  The Board of Directors recommends that the stockholders vote FOR the proposal to amend the Company's Amended and Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock from 50,000,000 shares to 150,000,000 shares.

                                   PROPOSAL 3
                    RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors, upon the recommendation of the Audit Committee, has appointed Arthur Andersen LLP, independent certified public accountants, as auditors of CEC's financial statements for the year ended December 31, 2001. Arthur Andersen LLP has acted as auditors for CEC since our inception in 1994.

     The Board of Directors has determined to afford stockholders the opportunity to express their opinions on the matter of auditors, and, accordingly, is submitting to the stockholders at the Annual Meeting a proposal to ratify the Board of Directors' appointment of Arthur Andersen LLP. If a majority of the shares voted at the Annual Meeting, in person or by proxy, are not voted in favor of the ratification of the appointment of Arthur Andersen LLP, the Board of Directors will interpret this as an instruction to seek other auditors.

     It is expected that representatives of Arthur Andersen will be present at the meeting and will be available to respond to questions. They will be given an opportunity to make a statement if they desire to do so.

     The Board of Directors recommends that the stockholders vote FOR the ratification of the appointment of Arthur Andersen LLP as the independent auditors of CEC's financial statements for the year ended December 31, 2001.

                         MISCELLANEOUS AND OTHER MATTERS

     Solicitation -- The cost of this proxy solicitation will be borne by CEC. CEC may request banks, brokers, fiduciaries, custodians, nominees and certain other record holders to send proxies, proxy statements and other materials to their principals at CEC's expense. Such banks, brokers, fiduciaries, custodians, nominees and other record holders will be reimbursed by CEC for their reasonable out-of-pocket expenses of solicitation. CEC does not anticipate that costs and expenses incurred in connection with this proxy solicitation will exceed an amount normally expended for a proxy solicitation for an election of directors in the absence of a contest.

     Proposals of Stockholders -- Proposals of stockholders (1) intended to be considered at CEC's 2002 Annual Meeting of Stockholders and (2) to be considered for inclusion in the Company's proxy statement and proxy for the 2002 Annual Meeting of Stockholders, must be received by the Secretary of CEC not less than 120 days nor more than 150 days prior to April 6, 2002.

     Other Business -- The Board of Directors is not aware of any other matters to be presented at the Annual Meeting other than those mentioned in CEC's Notice of Annual Meeting of Stockholders enclosed herewith. If any other matters are properly brought before the Annual Meeting, however, it is intended that the persons named in the proxy will vote as the Board of Directors directs.

     Additional Information -- CEC will furnish, without charge, a copy of its Annual Report on Form 10-K for its year ended December 31, 2000, as filed with the Commission, upon the written request of any person who is a stockholder as of the Record Date, and will provide copies of the exhibits to such Form 10-K upon payment of a reasonable fee which shall not exceed CEC's reasonable expenses in connection therewith. Requests for such materials should be directed to Career Education Corporation, 2895 Greenspoint Parkway, Suite 600, Hoffman Estates, Illinois 60195, Attention: Patrick K. Pesch. Such information may also be obtained free of charge by accessing the Commission's web site at www.sec.gov.


                                By order of the Board of Directors


                                Patrick K. Pesch
                                Senior Vice President, Chief Financial Officer, Treasurer and Secretary


Hoffman Estates, Illinois
April 6, 2001


                  ALL STOCKHOLDERS ARE REQUESTED TO COMPLETE,
               DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

                                                                       EXHIBIT A

                          CAREER EDUCATION CORPORATION

                              THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS

                                    CHARTER

The primary purpose of the Audit Committee ("Committee") of the Board of Directors ("Board") is to assist the Board in fulfilling its oversight functions to the Company's stockholders, potential stockholders and the investment community relating to accounting, reporting practices, and the quality and integrity of the financial reports and other publicly disseminated financial information of the Company.

COMPOSITION

The Committee shall be comprised of three or more directors, as determined by the Board, each of whom shall be independent of the Company and management, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgement as a member of the Committee.

All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand financial statements, and at least one member of the Committee shall have accounting or related financial management expertise consisting of employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background.

RESPONSIBILITIES

The Committee will meet four times per year, or more frequently as circumstances require at the discretion of the Committee. The Chairman of the Committee will approve the agenda for each meeting. Minutes of each meeting shall be recorded. In certain circumstances, the Chairman of the Committee may represent or act on behalf of the entire Committee. The Committee shall, after each meeting, report its activities, findings and conclusions to the full Board of Directors and shall ensure that the full Board of Directors is fully informed of the Company's accounting policies and related issues. Attendees at Committee meetings will generally include the Public Accountants, the Chief Financial Officer and the Controller, and any other member(s) of management or others who may provide pertinent information. The Committee will:

Financial Information and Reports
---------------------------------

(1) Review and discuss with management the Company's year-end audited financial statements and related footnotes and the opinion rendered by the Public Accountants prior to filing or distribution.

(2) Discuss the results of the year-end audit separately with the Public Accountants and management prior to releasing year-end earnings in accordance with the quality of accounting policies and disclosures set forth in Statement on Auditing Standards No. 61.

(3) Beginning in 2001, prepare any audit committee reports or other audit committee related disclosure, in filings with the Securities and Exchange Commission or otherwise, required by applicable securities laws, rules and regulations or by the rules of any securities exchange or market on which securities of the Company are listed, including a report to be included in the Company's Annual Stockholders Meeting Proxy Statement stating whether the Committee has (i) reviewed and discussed the audited financial statement with management, (ii) discussed with the Public Accountants the matters required to be discussed by Statement on Auditing Standards No. 61, (iii) received from the Public Accountants disclosures regarding their independence required by Independence Standards Board Standard No. 1 and (iv) discussed with the Public Accountants their independence. The Proxy Statement shall also contain a statement as to whether the Committee members are independent and that the Committee has adopted a charter.

(4) Review significant financial reports to be released to the public, or filed with the Securities and Exchange Commission, prior to such distribution or filing.

(5) Review with financial management and the Public Accountants the Company's earnings releases prior to their dissemination and to the extent there are significant accounting matters in a quarter, discuss such matters with the Public Accountants.

(6) Review with the Public Accountants and Management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

Public Accountants
------------------

(1) Recommend to the Board the selection of the Public Accountant, considering such factors as independence, objectivity and effectiveness.

(2)  Review and approve the annual audit plan and fees of the Public Accountant.

(3) Review the Public Accountant's independence and objectivity at least once annually by (i) inquiring into matters such as all relationships between the Public Accountant and the Company and (ii) reviewing disclosures from the Public Accountant regarding their independence as required by Independence Standards Board Standard No. 1.

(4) Review the performance, and approve any proposed discharge, of the Public Accountant when circumstances warrant.

Risk Management and Controls
----------------------------

(1) Inquire of management and the Public Accountant about significant risks or exposures and assess the steps which management has taken to minimize such risks and monitor control of these areas.

(2) Review with the Public Accountant and the Chief Financial Officer and Controller their findings on the adequacy and effectiveness of internal controls and their recommendations for improving the internal control environment. Particular emphasis shall be given to the adequacy of such internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper.

(3) Conduct private sessions with the Public Accountant, the Chief Financial Officer and Controller, financial management, and any other party or person so as to ensure that information is adequately flowing to the Committee.

(4) Review with the Chief Financial Officer and Controller the annual audit plan, significant findings from specific audits and the coordination of audit coverages with the Public Accountant.

(5) Periodically review with the Company's legal counsel any matters that could have a significant impact on the Company's financial statements, such as compliance with laws and regulation, litigation, and inquiries received from governmental agencies and regulators.

(6) Review and approve the appointment, replacement, reassignment, or dismissal of the Chief Financial Officer.

(7) Annually review with the officer responsible for financial aid and regulatory affairs the results of financial aid audits.

(8) Periodically conduct private sessions with the officer responsible for financial aid and regulatory affairs to discuss significant financial aid issues.

General
-------

(1) Conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants or others to assist in the conduct of such investigation.

(2) Perform such other functions assigned by law, the Company's charter or bylaws, or the Board of Directors.

(3) The Committee will review and reassess the adequacy of the Committee Charter annually and recommend changes, if any, to the Board.


LIMITATIONS

While the Committee has the functions set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate or are in accordance with generally accepted accounting principles. The Company's management is principally responsible for Company accounting policies, the preparation of the financial statements and ensuring that the financial statements are prepared in accordance with generally accepted accounting principles. The Company's independent accountants are responsible for auditing and attesting to the Company's financial statements and understanding the Company's system of internal control sufficient to plan and to determine the nature, timing and extent of audit procedures to be performed. The responsibility to plan and conduct audits is that of the Company's independent accountants.

In its oversight capacity, the Committee is neither intended nor equipped to guarantee with certainty to the full Board and stockholders the accuracy and quality of the Company's financial statements and accounting practices. Nor is it the duly of the Committee to assure the Company's compliance with laws and regulations. The primary responsibility for these matters also rests with the Company's management. The Committee can do no more than rely upon information it receives, questions and assesses in fulfilling its functions.

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PROXY                                                                 PROXY

                         CAREER EDUCATION CORPORATION

              Proxy Solicited on Behalf of the Board of Directors
             For The Annual Meeting of Stockholders - May 11, 2001

     The undersigned appoints John M. Larson and Patrick K. Pesch, and each of them, as proxies, with full power of substitution and revocation, to vote, as designated on the reverse side hereof, all the Common Stock of Career Education Corporation which the undersigned has power to vote, with all powers which the undersigned would possess if personally present, at the annual meeting of stockholders thereof to be held on May 11, 2001, or at any adjournment thereof.

     Unless otherwise marked, this proxy will be voted FOR the election of the nominees named in Proposal No. 1 and FOR Proposal Nos. 2 and 3.

          PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                         USING THE ENCLOSED ENVELOPE.

                 (Continued and to be signed on reverse side.)

-------------------------------------------------------------------------------

                         CAREER EDUCATION CORPORATION
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY (x)


                                                  For    Withhold        For All
1. Election of Directors -                        All      All            Except
   NOMINEES:                                      ( )      ( )             ( )
     01 Thomas B. Lally       02 John M. Larson


_____________________________________________
  (Except nominee(s) written above.)


2. Approval of amendment to the Career Education         For   Against   Abstain
   Corporation Amended and Restated Certificate of       ( )     ( )       ( )
   Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 to 150,000,000 shares.


3. Ratification of Auditors for fiscal year 2001.        For   Against   Abstain
                                                         ( )     ( )       ( )


                                                    The undersigned acknowledges
                                                    receipt of the Notice of
                                                    Annual Meeting of
                                                    Stockholders and of the
                                                    Proxy Statement.

                                                    Dated: _____________ ,2001


                                                    __________________________
                                                    Signature(s)


                                                    __________________________

                                                    Please sign exactly as your
                                                    name appears. Joint owners
                                                    should each sign personally.
                                                    Where applicable, indicate
                                                    your official position or
                                                    representation capacity.
_______________________________________________________________________________
                         .    FOLD AND DETACH HERE   .


              PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM
                     PROMPTLY USING THE ENCLOSED ENVELOPE.